UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

Costa Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	001-6720	05-0126220
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

24 Albion Road, Lincoln, Rhode Island 02865

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (401) 335-3400

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On December 30, 2013, Costa Inc. (the “Company”) issued a press release announcing that its shareholders will vote on its previously-announced merger agreement with a subsidiary of Essilor International SA at a special meeting scheduled for January 30, 2014.  Details concerning the merger agreement and related merger as well as the special meeting are set forth in the definitive proxy statement mailed to the Company shareholders in connection with the meeting.

The Company also announced that the review period (the “HSR Waiting Period”)under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for the proposed merger, has expired as of 11:59 p.m. on December 27, 2013.

Expiration of the HSR Waiting Period satisfies one of the conditions to the closing of the proposed merger.

Completion of the proposed merger remains subject to approval by the Company’s shareholders and satisfaction or waiver of certain other conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval.  In connection with the proposed transaction, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on December 20, 2013 and mailed or otherwise provided to its shareholders other relevant materials (including the definitive proxy statement).  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and shareholders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at www.costabrands.com. In addition, the definitive proxy statement and other documents filed by the Company with the SEC may be obtained from the Company free of charge by directing a request to Costa Inc., Attn: Corporate Secretary, 24 Albion Road, Suite 330, Lincoln, Rhode Island, (401) 335-3925.

Participants in Solicitation

The Company and its directors and executive officers and certain other members of management may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed merger. Information concerning such participants is set forth in the definitive proxy statement for the Company’s special meeting of shareholders, which was filed with the SEC on Schedule 14A on December 20, 2013.  The Company’s press releases and other information about the Company are available at the Company’s website at www.costabrands.com.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Costa Inc. Press Release issued December 30, 2013

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2013	COSTA INC.

	By:	/s/ Tina Benik
		Name:	Tina Benik
		Title:	General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Costa Inc. Press Release issued December 30, 2013

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